INVESTMENT, AVAILABLE FOR SALE DISCLOSURE	12 Months Ended
Mar. 31, 2018
Notes
INVESTMENT, AVAILABLE FOR SALE DISCLOSURE

6.             INVESTMENT, AVAILABLE FOR SALE

The following are the movements in the number of the shares in Biohaven held by the Company as investment, available for sale:

(i)            The Company accounted for its investment in Biohaven as a financial asset classified as “available-for-sale” effective February 15, 2017 and stated at a fair value. Biohaven was listed and began trading on New York Stock Exchange effective May 4, 2017 and therefore fair value as at March 31, 2018 was based on quoted market price. (Fair value as at March 31, 2017 was based on the price of the last available third-party financing by Biohaven in absence of any quoted market price).

(ii)           On January 16, 2018, 6,102,730 shares of Biohaven held by the Company were distributed as stock dividend on a pro-rata basis among the shareholders of the Company. Under the distribution plan, holders of Portage ordinary shares received one (1) common share of Biohaven as a dividend on each forty-six (46) outstanding ordinary share of Portage owned as of the Record Date, which was January 5, 2018, No fractional shares, or cash in lieu of fractional shares, was distributed.  Rather, the number of Portage shares held by a Portage shareholder as of the Record Date were rounded to the nearest 46 share increment to determine the number of whole Biohaven shares such shareholder would receive in the distribution. As a result, one Biohaven share was distributed in respect of 23 to 45 incremental Portage shares held as of the Record Date and no Biohaven share was distributed in respect of fewer than 23 incremental Portage shares held as of the Record Date. This distribution was accounted for in accordance with IFRIC 17.

(iii)          Between January 3, 2018 and February 1, 2018, the Company sold net 236,770 of the Biohaven shares in the open market for an average price of $30.79 per share for total proceeds of $7,289,337.